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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)  June 10, 2005
                          ---------------------------

                                    Citicorp
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             (Exact name of registrant as specified in its charter)

         Delaware                      1-5738                    06-1515595
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      (State or other                (Commission               (IRS Employer
      jurisdiction of                File Number)            Identification No.)
       incorporation)

                   399 Park Avenue, New York, New York 10043
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              (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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                                    Citicorp
                           Current Report on Form 8-K

Item 8.01 Other Events.

     On June 10, 2005, Citigroup Inc., the ultimate parent of Citicorp, issued a press release announcing that it has agreed to a settlement in the Enron class action litigation Newby, et al. v. Enron Corp., et al., currently pending in the United States District Court for the Southern District of Texas, Houston Division.

     A copy of the above-referenced press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

     Exhibit Number
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         99.1            Press Release, dated June 10, 2005, issued by Citigroup
                         Inc.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2005                         CITICORP

                                             By:    /s/  John R. Dye
                                                    ------------------------
                                             Name:  John R. Dye
                                             Title: Assistant Secretary
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                                 EXHIBIT INDEX

    Exhibit Number
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         99.1               Press Release, dated June 10, 2005, issued by
                            Citigroup Inc.